Exhibit 2
---------

                            STOCK PURCHASE AGREEMENT

            This STOCK PURCHASE AGREEMENT, dated as of October 10, 2006 (this "AGREEMENT"), is by and between Fojtasek Capital, Ltd., a Texas limited partnership ("SELLER"), and Hicks, Muse, Tate & Furst Equity Fund III, L.P., a Delaware limited partnership ("BUYER" and together with Seller the "PARTIES").

                                    RECITALS
                                    --------

            A. Seller owns one share of Class C Common Stock, par value $0.01 (the "SHARE"), of LIN TV Corp. (the "COMPANY").

            B.    Buyer desires to purchase the Share from Seller.

            C.    The Parties desire to enter into this Agreement.

                                    AGREEMENT
                                    ---------

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is mutually agreed as follows:

          SECTION 1. Sale of the Share.

          1.1. Sale. Subject to the terms and conditions set forth in this Agreement, Seller hereby sells, assigns, transfers and conveys to Buyer and Buyer acquires and purchases from Seller, all right, title and interest of Seller, in and to the Share in exchange for the consideration set forth on
Schedule 1.1 hereto paid to Seller via check on the date hereof.

          1.2. Delivery of Share Certificate. Concurrently herewith, Seller is delivering to Buyer the stock certificate representing the Share, together with a duly endorsed stock power in the form attached hereto as Exhibit A.

          SECTION 2. Representations and Warranties of Seller. Seller hereby represents and warrants:

          2.1. Organization and Valid Existence. Seller is a Texas limited partnership duly formed and validly existing under the laws of the state of its formation with full right, power and authority to execute, deliver and perform this Agreement.

          2.2. Authority; Due Execution; Validity of Agreement. Seller has full power and authority to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance by Seller of this Agreement have been authorized by all necessary partnership action on behalf of Seller. This Agreement has been duly and validly authorized, executed and delivered by Seller and (assuming the due authorization, execution and delivery by Buyer) this Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

          2.3. No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, shall: (a) conflict with or violate any provision of Seller's organizational documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any terms, conditions or provisions of, or otherwise interfere with, any contract or any other instrument or obligation to which Seller is bound; (c) conflict with, violate or result in a breach of, or constitute a default under, any law, statute, rule, judgment, order, decree, injunction, ruling or regulation of any governmental entity to which Seller is subject; or
(d) require Seller to give notice to, or obtain an authorization, approval, order, license, franchise, declaration or consent of, or make any filing with, any third party, including without limitation, any governmental entity.

          2.4. Seller's Title to the Share. Seller is the sole and exclusive record and beneficial owner of the Share free and clear of any and all liens or other encumbrances of any type. Seller does not own any other shares of Class C stock other than the Share.

          SECTION 3. Representations and Warranties of Buyer. Buyer hereby represents, warrants and agrees as follows:

          3.1. Organization and Valid Existence. Buyer is a Delaware limited partnership duly formed and validly existing under the laws of the state of its formation with full right, power and authority to execute, deliver and perform this Agreement.

          3.2. Authority; Due Execution; Validity of Agreement. Buyer has full power and authority to execute, deliver and perform this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance by Buyer of this Agreement have been authorized by all necessary corporate action on behalf of Buyer. This Agreement has been duly and validly authorized, executed and delivered by Buyer and (assuming the due authorization, execution and delivery by Seller) this Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

          3.3. No Conflict. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, nor compliance with the terms hereof, shall: (a) conflict with or violate any provision of Buyer's organizational documents; (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default under any terms, conditions or provisions of, or otherwise interfere with, any contract or any other instrument or obligation to which Buyer is bound; (c) conflict with, violate or result in a breach of, or constitute a default under, any law, statute, rule, judgment, order, decree, injunction, ruling or regulation of any governmental entity to which Buyer is subject; or
(d)  require  Buyer to give  notice  to, or obtain an  authorization,  approval,



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



order, license, franchise, declaration or consent of, or make any filing with, any third party, including without limitation, any governmental entity.

          3.4. Non-Reliance and Access to Information. As a major shareholder of the Company, and with one of its indirect partners on the board of directors of the Company, Buyer has access to all material, non-public information concerning the Company and its direct and indirect subsidiaries that any director of the Company may have. Buyer is not relying on any disclosure or non-disclosure made or not made by the Seller or Randall S. Fojtasek ("FOJTASEK") to Buyer in connection with the Company.

          3.5. Investment Intent. Buyer is acquiring the Share for investment and not with a view toward any distribution thereof. Buyer will not sell or otherwise transfer the Share except in compliance with all applicable federal and state securities laws.

          SECTION  4.  Survival.   Each  of  the  representations,   warranties,
covenants and agreements of the Parties in this Agreement shall survive the consummation of the transactions contemplated hereby.

          SECTION 5. Indemnification; Payment of Fees. Buyer hereby agrees to indemnify Seller, each of its partners, and Fojtasek against any claim, loss, damage, liability or expense (including reasonable attorneys' fees, court costs and costs of investigation and appeal) suffered or incurred by Seller, any of its partners, or Fojtasek by reason of, arising from or relating to Seller's ownership of the Share or the service of Fojtasek as a director of the Company, except to the extent any of the foregoing is determined by a final, nonappealable order of a court of competent jurisdiction to have been caused by the gross negligence, willful misconduct or bad faith of Seller or Fojtasek. Buyer hereby agrees to reimburse Seller for the actual fees and expenses of Seller's attorneys, Gibson, Dunn & Crutcher LLP, to the extent incurred by Seller in connection with the negotiation and execution of this Agreement and the sale of the Share (such fees and expenses not to exceed $25,000 in the aggregate).

          SECTION 6. Governing Law; Submission to Jurisdiction. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement), shall be governed by and construed in accordance with the internal laws of the State of Texas. Any action against any Party relating to the foregoing shall be brought in any federal or state court of competent jurisdiction located within the State of Texas, and the Parties hereto hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located within the State of Texas over any such action. The parties hereby irrevocably waive, to the fullest extent permitted by law, any objection which they may now or hereafter have to the laying of venue of any such action brought in such court or any defense of inconvenient forum for the maintenance of such action.



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



          SECTION 7. Entire Agreement. This Agreement constitutes the full and entire agreement among the Parties with regard to the subject hereof, and supersedes all prior negotiations, representations, promises or warranties (oral or otherwise) made by any Party with respect to the subject matter hereof. No Party has entered into this Agreement in reliance upon any other Party's prior representation, promise or warranty (oral or otherwise) except for those that may be expressly set forth in this Agreement.

          SECTION 8. Amendments. No amendment, modification or waiver in respect of this Agreement shall be effective unless it shall be in writing and signed by each of the Parties.

          SECTION 9. Third Party Beneficiaries. Nothing in this Agreement, express or implied, shall give to any person other than the parties hereto any benefit or any legal or equitable right, remedy or claim under this Agreement. Notwithstanding the foregoing, Fojtasek and each partner of Seller is an intended third party beneficiary of Paragraph 5 of this Agreement.

          SECTION 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all of the Parties need not sign the same counterpart. Copies of executed counterparts transmitted by telecopy or other electronic transmission service shall be considered original executed counterparts, provided that receipt of copies of such counterparts is confirmed.


                            [SIGNATURE PAGE FOLLOWS]




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




                             FOJTASEK CAPITAL, LTD.


                              By:   /s/ Randall S. Fojtaske
                                  --------------------------------------
                              Name: Randall S. Fojtasek
                                    ------------------------------------
                              Title: General Partner
                                    ------------------------------------------



                              HICKS, MUSE, TATE & FURST EQUITY FUND III, L.P.

                              By: HM3/GP PARTNERS, L.P., ITS GENERAL PARTNER

                              By: HICKS, MUSE GP PARTNERS III, L.P., ITS GENERAL
                                  PARTNER

                              By: HICKS MUSE FUND III INCORPORATED, ITS GENERAL
                                  PARTNER


                              By:    /s/ David W. Knickel
                                 ---------------------------------------
                              Name:  David W. Knickel
                                   -------------------------------------
                              Title: Vice President and Chief Financial Officer
                                    -------------------------------------------





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